UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

SCHEDULE 14A

______________

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

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Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

DYCOM INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 26, 2013

Meeting Information
DYCOM INDUSTRIES, INC.	Meeting Type: Annual Meeting
For holders as of: October 4, 2013
	Date: November 26, 2013	Time: 11:00 AM
	Location:	Dycom Industries, Inc.
11770 U.S. Highway 1
11770 U.S. HIGHWAY 1, SUITE 101 PALM BEACH GARDENS, FL 33408		Palm Beach Gardens, FL 33408

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow		XXXX XXXX XXXX	(located on the
following page) and visit:www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box
marked by the arrow	XXXX XXXX XXXX	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 12, 2013 to facilitate timely delivery.

— How to Vote —

Please Choose One of the Following Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow	XXXX XXXX XXXX	(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends that you vote "FOR" the nominees listed in Proposal 1:

1.	Election of Directors

Nominees:

	01)	Thomas G. Baxter
	02)	Anders Gustafsson

The Board of Directors recommends that you vote "FOR" Proposals 2, 3 and 4:

2.	To reapprove the performance goals for the Company’s 2009 Annual Incentive Plan

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal 2014.

4.	To approve, by non-binding advisory vote, the compensation of the Company's named executive officers.

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